UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2015

RSP PERMIAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36264	90-1022997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3141 Hood Street, Suite 500
Dallas, Texas 75219

(Address of Principal Executive Offices)
(Zip Code)

(214) 252-2700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

On August 24, 2015, RSP Permian, L.L.C. (“RSP LLC”), a wholly-owned subsidiary of RSP Permian, Inc. (the “Company”), Comerica Bank, as administrative agent (the “Administrative Agent”), and the lenders party thereto entered into the Fourth Amendment to Amended and Restated Credit Agreement (the “Amendment”).  The Amendment amends the Amended and Restated Credit Agreement, dated September 10, 2013 (as amended, the “Credit Agreement”), by and among RSP LLC, as borrower, the Administrative Agent and the lenders party thereto, as amended by the First Amendment to Amended and Restated Credit Agreement, dated June 9, 2014, the Second Amendment to Amended and Restated Credit Agreement, dated August 29, 2014, and the Third Amendment to Amended and Restated Credit Agreement dated September 12, 2014.

The Amendment increases the borrowing base under the Credit Agreement to $600 million from $500 million, with the next scheduled borrowing base redetermination in May 2016, and amends the Credit Agreement to (i) permit RSP LLC to incur up to $150 million of debt to pay the deferred purchase price of property, provided that certain conditions are met, and (ii) include debt incurred by RSP LLC to pay the deferred purchase price of property in the calculation of the leverage ratio and the senior secured leverage ratio.  The leverage ratio is the ratio of RSP LLC’s consolidated total debt to RSP LLC’s consolidated EBITDAX (as defined in the Credit Agreement).  The senior secured leverage ratio is the ratio of RSP LLC’s consolidated senior secured debt to RSP LLC’s consolidated EBITDAX (as defined in the Credit Agreement).

The foregoing description of the Amendment is not complete and is qualified by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01                                           Regulation FD Disclosure.

On August 25, 2015, the Company issued a news release announcing, among other things, the Amendment. A copy of the news release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the information furnished in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

10.1	Fourth Amendment to Amended and Restated Credit Agreement, dated August 24, 2015, by and among RSP Permian, L.L.C., as borrower, Comerica Bank, as administrative agent, and the lenders party thereto

99.1	News Release, dated August 25, 2015, titled “RSP Permian, Inc. Completes Bolt-on Midland Basin Acquisitions and Increases Borrowing Base”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSP PERMIAN, INC.

By:	/s/ James E. Mutrie
James E. Mutrie
General Counsel and Vice President

Dated:  August 25, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fourth Amendment to Amended and Restated Credit Agreement, dated August 24, 2015, by and among RSP Permian, L.L.C., as borrower, Comerica Bank, as administrative agent, and the lenders party thereto

99.1	News Release, dated August 25, 2015, titled “RSP Permian, Inc. Completes Bolt-on Midland Basin Acquisitions and Increases Borrowing Base”